Exhibit 31.2
                    Certification of Chief Financial Officer
                         Pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002

I, Kristopher J. Matula, certify that:

        1. I have reviewed this quarterly report on Form 10-Q of Buckeye Technologies Inc. ("Buckeye").

        2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

        3. Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Buckeye as of and for the periods presented in this quarterly report.

        4. Buckeye's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Buckeye and have:

                  (a) designed such disclosure controls and procedures , or
                      caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Buckeye, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  (b) evaluated the effectiveness of Buckeye's disclosure
                      controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as the end of the period covered by of this quarterly report based on such evaluation; and

                  (c) disclosed in this report any change in Buckeye's internal control over financial reporting that occurred during Buckeye's first quarter that has materially affected, or is reasonably likely to materially affect, Buckeye's internal control over financial reporting; and

        5. Buckeye's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Buckeye's auditors and the audit committee of Buckeye's board of directors (or person performing the equivalent functions):

                   a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Buckeye's ability to record, process, summarize and report financial information;

                   b) any fraud, whether or not material, that involves
                      management or other employees who have a significant role in Buckeye's internal control over financial reporting.


Date:  January 30, 2004


                                                    /S/ KRISTOPHER J. MATULA
                                                    ----------------------------
                                                    Executive Vice President
                                                    and Chief Financial Officer